Fair Value Measurements	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Fair Value Measurements
Fair Value Measurements

Note 6.    Fair Value Measurements

The Company measures fair value based on the prices that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The carrying value of cash, accounts payable, accrued liabilities, convertible notes approximate fair value because of the short-term nature of those instruments. There were no convertible notes outstanding at September 30, 2023. The following are other financial assets and liabilities that are measured at fair value on a recurring basis.

Convertible Notes at Fair Value (Predecessor)

Due to certain embedded features within the convertible notes, the Predecessor elected the fair value option to account for its convertible notes, including any paid-in-kind principal and interest, and the embedded features. During the periods from July 1, 2023 to July 21, 2023 (Predecessor) and January 1, 2023 to July 21, 2023 (Predecessor), and the three and nine months ended September 30, 2022, the Predecessor recognized $2.6 million, $(3.5) million, $(0.7) million and $29.3 million, respectively, of (expense) income related to the (increase) decrease in the fair value of the convertible notes. As of December 31, 2022, the principal amount outstanding under the convertible notes was $111 million, with an estimated fair value of $131.3 million. The convertible notes were converted into shares of the Successor’s common stock at the Closing. See Note 4, “Related Party Transactions (Predecessor),” and Note 5, “Daewoong Convertible Notes (Predecessor)” for more information on the convertible notes.

The fair value of the convertible notes was determined based on Level 3 inputs using a scenario-based analysis that estimated the fair value of the convertible notes based on the probability-weighted present value of expected future investment returns, considering each of the possible outcomes available to the noteholders, including various initial public offering, settlement, equity financing, corporate transaction and dissolution scenarios. The significant unobservable input assumptions that can significantly change the fair value included (i) the weighted average cost of capital, (ii) the timing of payments, (iii) the discount for lack of marketability, (iv) the probability of certain corporate scenarios, and (v) the long-term pretax operating margin. During the periods from July 1, 2023 to July 21, 2023 (Predecessor) and January 1, 2023 to July 21, 2023 (Predecessor), the Predecessor utilized discount rates ranging from 15% to 40% and 15% to 45%, respectively, reflecting changes in the Predecessor’s risk profile, time-to-maturity probability, and key terms when modified to the convertible notes.

Preferred Stock Warrant Liability (Predecessor)

In 2016, in connection with an earlier debt issuance that has been subsequently settled, the Predecessor issued to one of its investors, Longitude Venture Partners II, L.P. (“Longitude”), warrants to purchase 342,011 shares of the Predecessor’s Series B convertible preferred stock at an exercise price of $7.3097 per share. The Predecessor accounted for the warrants as a liability, which were initially recorded at their fair value of $0.8 million on the date of issuance and are subject to remeasurement at each subsequent balance sheet date. Any change in fair value of the warrants as a result of the remeasurement was recognized as a component of other (loss) income, net in the accompanying condensed consolidated statements of operations and comprehensive loss.

The fair value of the warrant liability is determined based on Level 3 inputs using the Black-Scholes option-pricing model, which includes expected volatility, risk-free interest rate, expected life and expected dividend yield. The warrant liability was not material as of December 31, 2022 (Predecessor) and there were no material changes in fair value for the periods from July 1, 2023 to July 21, 2023 (Predecessor) and January 1, 2023 to July 21, 2023 (Predecessor), and the three and nine months ended September 30, 2022 (Predecessor). The preferred stock warrants expired prior to the Closing.

Forward Purchase Agreements (Successor)

On June 29, 2023, Priveterra and Old AEON entered into the Forward Purchase Agreements with each of (i) ACM and (ii) Polar (each of ACM ARRT J LLC and Polar, individually, a “Seller”, and together, the “Sellers”) for OTC Equity Prepaid Forward Transactions (the “Forward Purchase Agreements”). For purposes of each Forward Purchase Agreement, Priveterra is referred to as the “Company” prior to the consummation of the Merger, while AEON is referred to as the “Company” after the consummation of the Merger.

Pursuant to the terms of the Forward Purchase Agreements, the Sellers intended, but were not obligated, to purchase up to 7,500,000 shares of Priveterra Class A Common Stock in the aggregate concurrently with the Closing pursuant to each Seller’s respective FPA Funding Amount PIPE Subscription Agreement, less the 236,236 shares of Priveterra Class A Common Stock purchased by ACM ARRT J LLC from third-parties through a broker in the open market prior to the Closing, for which all redemptions rights were irrevocably waived (such shares, the “Recycled Shares”). No Seller shall be required to purchase an amount of shares of Priveterra Class A Common Stock that would result in that Seller owning more than 9.9% of the total shares of Priveterra Class A Common Stock outstanding immediately after giving effect to such purchase, unless such Seller, at its sole discretion, waives such 9.9% ownership limitation. The Number of Shares subject to a Forward Purchase Agreement is subject to reduction following a termination of the Forward Purchase Agreements with respect to such shares as described under “Optional Early Termination” (“OET”) in the respective Forward Purchase Agreements.

Each Forward Purchase Agreement provides that a Seller will be paid directly the Prepayment Amount which was equal to an aggregate of $66.7 million based on the product of (i) 6,275,000 shares of Priveterra Class A Common Stock (the “Additional Shares”) and (ii) the redemption price per share of $10.63.

On July 21, 2023, the Company was obligated to pay each Seller separately the Prepayment Amount required under its respective Forward Purchase Agreement, except that since the Prepayment Amount payable to a Seller was to be paid from the purchase of the Additional Shares by such Seller pursuant to the terms of its respective FPA Funding Amount PIPE Subscription Agreement, such amount was netted against such proceeds, with such Seller being able to reduce the purchase price for the Additional Shares by the Prepayment Amount. For the avoidance of doubt, any Additional Shares purchased by a Seller will be included in the Number of Shares for its respective Forward Purchase Agreement for all purposes, including for determining the Prepayment Amount. Therefore, the aggregate Prepayment Amount of $66.7 million was netted against the proceeds paid from the purchase of the Additional Shares in the aggregate by the Sellers pursuant to the FPA Funding Amount PIPE Subscription Agreements. The Prepayment Amount of $66.7 million was recorded at its present value of $60.7 million as Subscription Receivables, which reduces stockholders’ deficit on the condensed consolidated balance sheets. The $6 million difference between the subscription receivables and the present value of the subscription receivables at Closing was recorded as a loss “on the line” in the Successor’s opening accumulated deficit (see Note 3).

The redemption price per share in the Forward Purchase Agreements is subject to a reset price (the “Reset Price”). The Reset Price was initially the redemption price per share of $10.63 per share. Beginning 90 days after the Closing, the Reset Price became subject to monthly resets, to be the lowest of (a) the then-current Reset Price, (b) $10.63 and (c) the 30-day volume-weighted average price of the Company’s common stock immediately preceding such monthly reset. The monthly resets of the Reset Price are subject to a floor of $7.00 per share (the “Reset Price Floor”); however, if during the term of the Forward Purchase Agreements, the Company sells or issues any shares of common stock or securities convertible or exercisable for shares of common stock at an effective price of less than the Reset Price (a “Dilutive Offering”), then the Reset Price would immediately reset to the effective price of such offering and the Reset Price Floor would be eliminated. Elimination of the Reset Price Floor may result in the Sellers selling the shares covered by the Forward Purchase Agreements at lower prices and in the Company receiving less of the Prepayment Amount. Additionally, in the event of a Dilutive Offering, the maximum number of shares available under the Forward Purchase Agreements could be increased if the Dilutive Offering occurs at a price below $10.00 per shares. The maximum number of shares would be reset to equal 7,263,764 divided by a number equal to the offering price in the Dilutive Offering divided by $10.00. As of November 10, 2023, the Reset Price is equal to $7.00 per share and the closing price for the Company’s common stock was $4.18.

The Company did not have access to any portion of the Prepayment Amount immediately following the Closing, has not had access to any portion of the Prepayment Amount since the Closing, and, depending on the manner of settlement for the transactions covered by the Forward Purchase Agreements, may have limited or no access to any portion of the Prepayment Amount in the future, particularly if the Company’s common stock continues to trade below the prevailing Reset Price. Additionally, the Prepayment Amount is not held in any bankruptcy-protected account, escrow account, trust account, or any similar arrangement, and there is no requirement for the Sellers to hold such Prepayment Amount separate or apart from any other funds of the Sellers prior to the settlement of the transactions pursuant to the Forward Purchase Agreements. The lack of any such bankruptcy-protected arrangement subjects the Company to further risk that the Company may never have access to the Prepayment Amount if the Sellers fail to make payments when due, default under the Forward Purchase Agreements, become insolvent or declare bankruptcy. Any of the above scenarios may adversely affect the Company’s liquidity and capital needs.

From time to time and on any date following the Merger (any such date, an “OET Date”), any Seller may, in its absolute discretion, terminate its Forward Purchase Agreement in whole or in part by providing written notice to the Company (the “OET Notice”), no later than the next Payment Date following the OET Date (which shall specify the quantity by which the Number of Shares shall be reduced (such quantity, the “Terminated Shares”)). The effect of an OET Notice shall be to reduce the Number of Shares by the number of Terminated Shares specified in such OET Notice with effect as of the related OET Date. As of each OET Date, the Company shall be entitled to an amount from the Seller, and the Seller shall pay to the Company an amount, equal to the product of (x) the number of Terminated Shares and (y) the Reset Price in respect of such OET Date. The payment date may be changed within a quarter at the mutual agreement of the parties.

The “Valuation Date” will be the earlier to occur of (a) the date that is two years after the Closing Date pursuant to the Business Combination Agreement; (b) the date specified by Seller in a written notice to be delivered to AEON at such Seller’s discretion (which Valuation Date shall not be earlier than the day such notice is effective) after the occurrence of any of (w) a VWAP Trigger Event, (x) a Delisting Event, or (y) a Registration Failure (defined terms in each of clauses (b)(w) through (b)(y), as described in further detail below) and (c) 90 days after delivery by AEON of a written notice in the event that for any 20 trading days during a 30 consecutive trading day-period that occurs at least 6 months after the Closing Date, the VWAP Price is less than the current Reset Price Floor of $7.00 per share; provided, however, that the Reset Price may be reduced immediately to any lower price at which the Company sells, issues or grants any shares or securities convertible or exchangeable into shares (other than, among other things, grants or issuances under the Company’s equity compensation plans, any securities issued in connection with the Merger or any securities issued in connection with the FPA Funding Amount PIPE Subscription Agreements), subject to certain exceptions, in which case the Reset Price Floor would be eliminated. Elimination of the Reset Price Floor may result in the Sellers selling the shares covered by the Forward Purchase Agreements at lower prices and in the Company receiving less of the Prepayment Amount.

On the Cash Settlement Payment Date, which is the tenth local business day following the last day of the valuation period commencing on the Valuation Date, a Seller shall pay the Company a cash amount equal to (1) (A) a maximum of up to 7,500,000 shares of common stock (the “Number of Shares”) as of the Valuation Date less the number of Unregistered Shares, multiplied by (B) the volume-weighted daily VWAP Price over the Valuation Period less (2) if the Settlement Amount Adjustment is less than the cash amount to be paid, the Settlement Amount Adjustment. The Settlement Amount Adjustment is equal to (1) the Number of Shares as of the Valuation Date multiplied by (2) $2.00 per share, and the Settlement Amount Adjustment will be automatically netted from the Settlement Amount. For example, if the VWAP Price over the Valuation Period were equal to the sales price of the Company’s Common Stock on November 10, 2023, or $4.18, the Company would receive a cash amount equal to (A) (i) the number of shares to be sold by the Sellers multiplied by (ii) $4.18, less (B) the product of (i) such number of shares sold by the Sellers multiplied by (ii) $2.00; in other words, the Sellers would be obligated to pay the Company $2.18 per share sold by the Sellers. If the Sellers were to sell all 6,275,000 shares of Common Stock purchased at the Closing, the Company would receive an aggregate of $13.7 million in proceeds, based on such sales price of $4.18. However, if the shares are neither registered for resale under an effective resale registration statement (the deadline for which is 120 days, subject to certain conditions, after a written request for registration by a Seller) nor transferable without any restrictions pursuant to an exemption from the registration requirements of Section 5 of the Securities Act, including pursuant to Rule 144 (the “Unregistered Shares”), such Unregistered Shares would not be included in the calculation of the Settlement Amount and the Seller would not be obligated to pay us any amount, but the Company would still be obligated to pay such Seller the Settlement Amount Adjustment of $2.00 per share. In such a scenario, if all 6,275,000 shares of Common Stock purchased by the Sellers at the Closing were Unregistered Shares at settlement, the Company would potentially owe the Sellers an aggregate of approximately $12.6 million.

If the Settlement Amount Adjustment exceeds the Settlement Amount, the Company will pay the Seller in shares of common stock or, at the Company’s election, in cash (other than a Delisting Event as defined in the agreement, in which case the Settlement Amount Adjustment would be settled in cash). Under such circumstances, the Company may not have sufficient shares authorized and may not have sufficient funds or be able to obtain financing from third parties to pay such amount. Breach by the Company of any of these obligations could constitute an event of default under a Forward Purchase Agreement, which could subject the Company to financial exposure thereunder (including arising from potential indemnification claims by a Seller).

These uncertainties with respect to the number of shares the Company may be required to issue or amount of cash the Company may owe under the Forward Purchase Agreements could materially and adversely affect the Company’s ability to raise capital, the Company’s liquidity position, the Company’s ability to operate the Company’s business and execute the Company’s business strategy, and the trading volatility and price of the Company’s securities. In addition, future debt or other contractual agreements may contain cross-default or cross-acceleration provisions that could be triggered if the Company defaulted on its obligations to a Seller. In the event of certain bankruptcy or insolvency relating to the Company or certain sale of the Company for consideration other than stock of another entity, each Forward Purchase Agreement (or a portion thereof that is affected by the relevant event, as applicable) would be cancelled and any obligations due thereunder (as determined by the Seller) would be accelerated. In the event of a tender offer or a sale of the Company for consideration consisting solely of stock of another company, the terms of the respective Forward Purchase Agreements would be adjusted by the Seller in its capacity as a calculation agent (the “Calculation Agent”) to account for the economic effect of such tender offer or such sale transaction or, if the Calculation Agent determines that no such adjustment would produce a commercially reasonable result, the respective Forward Purchase Agreements would be subject to cancellation. Any or all of these consequences could have material adverse consequences for the Company or the Sellers.

Based on the applicable guidance in ASC 480, ASC 815, ASC 505 and SAB 4E, the Company has determined that each of its forward purchase agreements entered in connection with the Merger is a freestanding hybrid financial instrument comprising a subscription receivable and embedded features, which have been bifurcated and accounted for separately as derivative instruments. The Company has recorded the derivatives as liabilities and measured them at fair value with the initial value of the derivative of $32.3 million and the loss on issuance of $6.0 million recorded as a loss “on the line” in the Successor’s opening accumulated deficit (see Note 3). Subsequent changes in the bifurcated derivatives are recorded in the condensed consolidated statements of operations and comprehensive loss. For the period from July 22, 2023 to September 30, 2023 (Successor), the Company recorded a loss related to the change in fair value of derivatives of $15.5 million. The Company utilized the Monte-Carlo valuation model to value the forward purchase agreements at Closing date and as of September 30, 2023. The following table summarizes the significant inputs as of the valuation dates:

	September 30,	July 21,
	2023	2023
Stock Price	$5.60	$10.84
Expected volatility	67.00%	55.00%
Risk-free interest rate	5.11%	4.82%
Expected life (in years)	1.81	2
Expected dividend yield	—	—

New Money PIPE Subscription Agreements and Letter Agreements

On June 29, 2023, Priveterra entered into separate subscription agreements (the “New Money PIPE Subscription Agreements”) with each of ACM ASOF VIII Secondary-C LP, the Polar Affiliate and certain other investors (collectively, the “New Money PIPE Investors”). Pursuant to the New Money PIPE Subscription Agreements, the New Money PIPE Investors subscribed for and purchased, and Priveterra issued and sold to the New Money PIPE Investors, on the Closing Date, an aggregate of 1,001,000 shares of Priveterra Class A Common Stock for a purchase price of $7.00 per share, for aggregate gross proceeds of $7.0 million (the “New Money PIPE Investment”). The Company recorded a loss of $3.8 million on the line in the Successor’s opening accumulated deficit related to issuance of common shares underlying the New Money PIPE Subscription Agreement equal to the market price of the stock on the Closing Date less the purchase price of $7.00 per share.

On June 29, 2023, the Sponsor entered into separate letter agreements (each, “Letter Agreement” and collectively, the “Letter Agreements”) with each of ACM ASOF VIII Secondary-C LP and Polar. Pursuant to the Letter Agreements, in the event that the average price per share at which shares of common stock purchased pursuant to the New Money PIPE Subscription Agreements that are transferred during the period ending on the earliest of (A) June 21, 2025, (B) the date on which the applicable Forward Purchase Agreement terminates and (C) the date on which all such shares are sold (such price, the “Transfer VWAP”, and such period, the “Measurement Period”) is less than $7.00 per share, then (i) ACM ASOF VIII Secondary-C LP and Polar shall be entitled to receive from Sponsor a number of additional shares of common stock that have been registered for resale by the Company under an effective resale registration statement pursuant to the Securities Act, under which ACM ASOF VIII Secondary-C LP and Polar may sell or transfer such shares of common stock in an amount that is equal to the lesser of (A) a number of shares of common stock equal to the Make-Whole Amount divided by the VWAP (measured as of the date the additional shares are transferred to ACM ASOF VIII Secondary-C LP or Polar, as applicable) and (B) an aggregate of 400,000 shares of common stock (the “Additional Founder Shares”) and (ii) Sponsor shall promptly (but in any event within fifteen (15) business days) after the Measurement Date, transfer the Additional Founder Shares to ACM ASOF VIII Secondary-C LP or Polar, as applicable. “Make-Whole Amount” means an amount equal to the product of (A) $7.00 minus the Transfer VWAP multiplied by (B) the number of Transferred PIPE Shares. “VWAP” means the per share volume weighted average price of the common stock in respect of the five consecutive trading days ending on the trading day immediately prior to the Measurement Date. “Measurement Date” means the last day of the Measurement Period.

Based on the terms of the Letter Agreements, and applicable guidance in ASC 815 and SAB 5.T, “Accounting for Expenses or Liabilities Paid by Principal Stockholder(s)”, the Company has determined that the make-whole provision in the Letter Agreements is a freestanding financial instrument and a derivative instrument. The Company has recorded the derivative liability and measured it at fair value with the initial value of the derivative ($0.4 million) recorded as a loss “on the line” in the Successor’s opening accumulated deficit (see Note 3). Subsequent changes in fair value of the make-whole provision are recorded in the condensed consolidated statements of operations and comprehensive loss. As of September 30, 2023 (Successor), the make-whole provision derivative liability was $0.7 million, included in the forward purchase agreements and derivative liability on the condensed consolidated balance sheets. For the period from July 22, 2023 to September 30, 2023 (Successor), the Company recorded a loss related to the change in fair value of the make-whole provision derivative liability of $0.3 million.

Committed Financing

In connection with the Merger, on January 6, 2023, Priveterra and Old AEON entered into separate subscription agreements for convertible notes with each of Alphaeon 1 LLC (“A1”) and Daewoong Pharmaceuticals Co., Ltd. (“Daewoong”) (collectively, the “Original Committed Financing Agreements”), pursuant to which A1 and Daewoong agreed to purchase, and Priveterra and Old AEON agreed to sell to each of them, up to $15 million and $5 million, respectively, aggregate of principal of interim convertible notes. Further, on June 8, 2023, Old AEON and Priveterra entered into a committed financing agreement with A1 (the “Additional Committed Financing Agreement”), pursuant to which A1 agreed to purchase, and Priveterra and Old AEON agreed to sell to A1, up to an additional $20 million aggregate principal of interim convertible notes. Pursuant to such agreement, the Company issued $14 million of interim convertible notes to A1 in the first and second quarters of 2023, and $25 million was received at Closing in exchange for an aggregate of 5,797,611 shares of the Company’s Class A common stock at $7.00 per share. The proceeds from the interim convertible notes were used to fund Old AEON’s operations through the consummation of the Merger.

The Company recorded a loss of $13.7 million on the line in the Successor’s opening accumulated deficit related to issuance of common shares underlying the Committed Financing Agreements equal to the market price of the stock on the Closing Date less the purchase price of $7.00 per share.

Contingent Consideration and Contingent Founder Shares (Successor)

As part of the Merger, Founder Shares and certain Participating Stockholders shares (together, “Contingent Consideration Shares”), as further discussed below, contain certain contingent provisions.

On April 27, 2023, Priveterra and Old AEON amended the Business Combination Agreement. Concurrently with the amendment to the Business Combination Agreement, Priveterra amended the Sponsor Support Agreement to include restriction and forfeiture provisions related to the Founder Shares.

Pursuant to the terms of the Sponsor Support Agreement, as amended, effective immediately after the Closing, 50% of the Founder Shares (i.e., 3,450,000 Founder Shares) (the “Contingent Founder Shares”) were unvested and subject to the restrictions and forfeiture provisions set forth in this Sponsor Support Agreement. The remaining 50% of the Founder Shares and 100% of the Private Placement Warrants are not subject to such restrictions and forfeiture provisions. The Contingent Founder Shares shall vest, and shall become free of the provisions as follows:

●	1,000,000 of the Contingent Founder Shares (the “Migraine Phase 3 Contingent Founder Shares”) shall vest upon the achievement of the conditions for the issuance of the Migraine Phase 3 Contingent Consideration Shares on or prior to the Migraine Phase 3 Outside Date;
●	1,000,000 of the Contingent Founder Shares (the “CD BLA Contingent Founder Shares”) shall vest upon the achievement of the conditions for the issuance of the CD BLA Contingent Consideration Shares on or prior to the CD BLA Outside Date; and
●	1,450,000 of the Contingent Founder Shares (the “Episodic/Chronic Migraine Contingent Founder Shares”) shall vest upon the earlier of (x) the achievement of the conditions for the issuance of the Episodic Migraine Contingent Consideration Shares on or before the Episodic Migraine Outside Date and (y) the achievement of the conditions for the issuance of the Chronic Migraine Contingent Consideration Shares on or before the Chronic Migraine Outside Date.

The Sponsor has agreed not to vote the Contingent Founder Shares during any period of time that such Contingent Founder Shares are subject to vesting.

Following the Closing, in addition to the consideration received at the Closing and as part of the overall consideration paid in connection with the Merger, certain holders of common stock in Old AEON (the “Participating AEON Stockholders”) will be issued a portion of up to 16,000,000 additional shares of common stock, as follows:

●	1,000,000 shares of common stock, in the aggregate, if, on or before June 30, 2025 (as it may be extended, the “Migraine Phase 3 Outside Date”), the Company shall have commenced a Phase 3 clinical study for the treatment of chronic migraine or episodic migraine, which Phase 3 clinical study will have been deemed to commence upon the first subject having received a dose of any product candidate that is being researched, tested, developed or manufactured by or on behalf of the Company or any of its subsidiaries (any such product candidate, a “Company Product”) in connection with such Phase 3 clinical study (such 1,000,000 shares of common stock, the “Migraine Phase 3 Contingent Consideration Shares”); and
●	4,000,000 shares of common stock, in the aggregate, if, on or before November 30, 2026 (as it may be extended, the “CD BLA Outside Date”), the Company shall have received from the FDA acceptance for review of the BLA submitted by the Company for the treatment of cervical dystonia (such 4,000,000 shares of common stock, the “CD BLA Contingent Consideration Shares”);
●	4,000,000 shares of common stock, in the aggregate, if, on or before June 30, 2029 (as it may be extended, the “Episodic Migraine Outside Date”), the Company shall have received from the FDA acceptance for review of the BLA submitted by the Company for the treatment of episodic migraine (such 4,000,000 shares of common stock, the “Episodic Migraine Contingent Consideration Shares”); provided that in the event the satisfaction of the conditions for the issuance of the Episodic Migraine Contingent Consideration Shares occurs prior to the satisfaction of the conditions for the issuance of the Chronic Migraine Contingent Consideration Shares, then the number of Episodic Migraine Contingent Consideration Shares shall be increased to 11,000,000 shares of common stock; and
●	7,000,000 shares of common stock, in the aggregate, if, on or before June 30, 2028 (as it may be extended, the “Chronic Migraine Outside Date”, and together with the Migraine Phase 3 Outside Date, the CD BLA Outside Date and the Episodic Migraine Outside Date, the “Outside Dates”), the Company shall have received from the FDA acceptance for review of the BLA submitted by AEON for the treatment of chronic migraine (such 7,000,000 shares of common stock, the “Chronic Migraine Contingent Consideration Shares”); provided that in the event that the number of Episodic Migraine Contingent Consideration Shares is increased to 11,000,000, then the number of Chronic Migraine Contingent Consideration Shares shall be decreased to zero and no Contingent Consideration Shares will be issued in connection with the satisfaction of the conditions to the issuance of the Chronic Migraine Contingent Consideration Shares.
●	In the event that the Company licenses any of its products (except in connection with migraine or cervical dystonia indications) to a third-party licensor for distribution in the U.S. market (a “Qualifying License”) prior to the satisfaction of (x) the conditions for the issuance of the Episodic Migraine Contingent Consideration Shares and (y) the conditions for the issuance of the Chronic Migraine Contingent Consideration Shares, then upon the entry of AEON into such Qualifying License, 2,000,000 shares of common stock shall become due and payable to Participating Stockholders and the number of Episodic Migraine Contingent Consideration Shares and (A) the number of Episodic Migraine Contingent Consideration Shares shall be reduced by 1,000,000 or by 2,000,000 and (B) the number of Chronic Migraine Contingent Consideration Shares shall be reduced by 1,000,000, but not below zero.

The Company accounts for the Contingent Consideration Shares as either equity-classified or liability-classified instruments based on an assessment of the Contingent Consideration Shares specific terms and applicable authoritative guidance in ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). Based on the appropriate guidance, the Company determined that the Contingent Consideration Shares would be classified as a liability on the condensed consolidated balance sheets and remeasured at each reporting period with changes to fair value recorded to the condensed consolidated statements of operations and comprehensive loss, while the founder shares were recorded to equity. As of September 30, 2023 (Successor), the contingent consideration liability was $72.1 million. For the period from July 22, 2023 to September 30, 2023 (Successor), the income related to the change in fair value of contingent consideration was $69.7 million.

The Company utilized the Probability-Weighted Expected Return Method (PWERM) model to value the contingent consideration based on earnout milestones, probability of forfeiture and success scenarios. For the successor period July 22, 2023 to September 30, 2023, the Company recognized $69.7 million in income related to the change in fair value of contingent consideration on the condensed consolidated statements of operations and comprehensive loss.

Warrants (Successor)

Upon the Closing, 14,479,999 warrants initially issued by Priveterra in February 2021, consisting of 9,200,000 public warrants sold in the IPO and 5,279,999 warrants issued in a concurrent private placement, were assumed by AEON. The terms of the warrants are governed by a Warrant Agreement dated February 8, 2021 between the Company (then known as Priveterra Acquisition Corp.) and Continental Stock Transfer & Trust Company (the “Warrant Agreement”).

The warrants were accounted for as a liability at the Closing with changes in the fair value through September 30, 2023 recorded to the condensed consolidated statement of operations. The Company utilized the publicly reported market price of the public warrants to value the warrant liability at $2.2 million as of September 30, 2023 (Successor). For the Successor period from July 22, 2023 to September 30, 2023, the income from the change in fair value of warrants was $1.6 million.

Public warrants

Each whole public warrant entitles the holder to purchase one share of the Company’s common stock at a price of $11.50 per share. The public warrants became exercisable 30 days after the completion of the Merger, and will expire at 5:00 p.m., New York City time, on July 21, 2028, the five-year anniversary of the completion of the Merger, or earlier upon redemption or liquidation. Warrant holders may, until such time as there is an effective registration statement and during any period when the Company has failed to maintain an effective registration statement covering the shares of the Company’s common stock issuable upon exercise of the warrants, exercise warrants on a “cashless” basis” in accordance with Section 3(a)(9) of the Securities Act or another exception. When exercised on a cashless basis, the number of shares received per warrant is capped at 0.361.

The Company may call the public warrants for redemption for cash:

●	in whole and not in part;
●	at a price of $0.01 per warrant;
●	upon not less than 30 days’ prior written notice of redemption to each warrant holder (the “30-day redemption period”);
●	if, and only if, there is an effective registration statement under the Securities Act of 1933 covering the issuance of the shares of common stock issuable upon exercise of the warrants, and a current prospectus relating thereto, available through the 30-day redemption period; and
●	if, and only if, the closing price of the Company’s common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before the Company sends to the notice of redemption to the warrant holders.

The Company may also call the public warrants for redemption:

●	in whole and not in part;
●	at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares to be determined by reference to a table in the Warrant Agreement, based on the redemption date and the “fair market value” (as defined in the Warrant Agreement) of common stock except as otherwise described below; and
●	if, and only if, the closing price of the Company’s common stock equals or exceeds $10.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before the Company sends to the notice of redemption to the warrant holders.

Private placement warrants

Each private placement warrant was identical to the public warrants initially sold by Priveterra in the IPO, except that the private placement warrants, so long as they are held by the Sponsor or its permitted transferees, (i) will not be redeemable by the Company and (ii) may be exercised by the holders on a cashless basis.

Medytox Top-off Right

The Predecessor entered into a settlement agreement with Medytox, Inc. (“Medytox”) (the “Settlement Agreement”), effective as of June 21, 2021, as amended on May 5, 2022. Pursuant to the Settlement Agreement, among other things, the Predecessor agreed to enter into a share issuance agreement with Medytox pursuant to which the Predecessor issued 26,680,511 shares of Old AEON common stock, par value $0.0001 per share, to Medytox. The Settlement Agreement stated that in the event the shares of Old AEON common stock the Predecessor issued to Medytox represent less than 10% of the Predecessor’s total outstanding shares immediately prior to the consummation of the Merger (the “Target Ownership”), the Company will issue additional shares of Old AEON common stock to Medytox sufficient to cause Medytox to achieve the Target Ownership (the “Top-off Right”).

Because the shares of Old AEON common stock due to be issued to Medytox represented less than 10% of the Predecessor’s total outstanding shares immediately prior to consummation of the Merger, the Predecessor issued additional shares of Old AEON common stock (the “Top-off Shares”) to Medytox sufficient to cause Medytox to achieve the Target Ownership immediately prior to the Merger to the Top-off Right.

Based on the terms of the Settlement Agreement, the Top-off Right is a freestanding financial instrument, and is accounted for as a derivative liability pursuant to ASC 815. Accordingly, the Company recognized a loss of $5.0 million in the Predecessor period, reflecting the change in fair value through the closing date of the Merger. At the Closing of the Merger, the derivative liability was derecognized, and the issuance of the Top-off Shares was recognized on the line in the Successor’s opening additional paid-in capital (see Note 3).

Summary of Recurring Fair Value Measurements

The following details the Company’s recurring measurements for assets and liabilities at fair value (in thousands, unaudited):

	Convertible Notes	Warrant Liabilities	Contingent Consideration	Embedded Forward Purchase Agreement and Make Whole Derivative
	(Level 3)	(Level 1)	(Level 3)	(Level 3)
Predecessor
Balance, December 31, 2022	$131,292	$—	$—	$—
Issuance of convertible notes	14,000	—	—	—
Change in fair value	3,528	—	—	—
Conversion to common shares	(148,820)	—	—	—
Balance, July 21, 2023	—	—	—	—

Successor
Balance, July 22, 2023	—	3,765	144,220	32,677
Additions	—	—	—	—
Change in fair value	—	(1,593)	(69,715)	15,776
Balance, September 30, 2023	$—	$2,172	$74,505	$48,453

Note 6.    Fair Value Measurements

The Company measures fair value based on the prices that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The carrying value of cash, accounts receivables, accounts payable, accrued liabilities, convertible notes approximate fair value because of the short-term nature of those instruments. The following are other financial assets and liabilities that are measured at fair value on a recurring basis.

Convertible Notes at Fair Value

Due to certain embedded features within the convertible notes, the Company elected the fair value option to account for its convertible notes, including any paid-in-kind principal and interest, and the embedded features. During the years ended December 31, 2022 and 2021, the Company recognized $(4.4) million and $(0.8) million, respectively, of (expense) related to the (increase) in the fair value of the convertible notes. As of December 31, 2022 and 2021, the principal amount outstanding under the convertible notes was $108.0 million and $67.5 million, respectively, with an estimated fair value of $131.3 million and $86.4 million, respectively. See Note 4, “Related Party Transaction,” and Note 5, “Daewoong Convertible Notes” for more information on the convertible notes.

The fair value of the convertible notes is determined based on Level 3 inputs using a scenario-based analysis that estimates the fair value of the convertible notes based on the probability-weighted present value of expected future investment returns, considering each of the possible outcomes available to the noteholders, including various initial public offering, settlement, equity financing, corporate transaction and dissolution scenarios. The significant unobservable input assumptions that can significantly change the fair value include (i) the weighted average cost of capital, (ii) the timing of payments, (iii) the discount for lack of marketability, (iv) the probability of certain corporate scenarios, and (v) the long-term pretax operating margin. During the years ended December 31, 2022 and 2021, the Company utilized discount rates ranging from 20% to 40% and 15% to 28% respectively, reflecting changes in the Company’s risk profile, time-to-maturity probability, and key terms when modified to the convertible notes.

Preferred Stock Warrant Liability

In 2016, in connection with an earlier debt issuance that has been subsequently settled, the Company issued to one of its investors, Longitude Venture Partners II, L.P. (“Longitude”), warrants to purchase 342,011 shares of the Company’s Series B convertible preferred stock at an exercise price of $7.3097 per share. The Company accounts for the warrants as a liability included in Other liabilities in the accompanying consolidated balance sheets, which were initially recorded at their fair value of $0.8 million on the date of issuance and are subject to remeasurement at each subsequent balance sheet date. Any change in fair value of the warrants as a result of the remeasurement is recognized as a component of other (loss) income, net in the accompanying consolidated statements of operations and comprehensive loss.

The fair value of the warrant liability is determined based on Level 3 inputs using the Black-Scholes option-pricing model, which includes expected volatility, risk-free interest rate, expected life and expected dividend yield. The warrant liability was not material as of December 31, 2022 and 2021 and there were no material changes in fair value in each of the years ended December 31, 2022 and 2021.